1999 FOURTH AMENDMENT AGREEMENT TO
         $37,000,000 AMENDED AND RESTATED LOAN AGREEMENT AND TERM NOTE


         THIS AMENDMENT AGREEMENT, made and entered into as of this 30th day of September, 1999, by and between SPEIZMAN INDUSTRIES, INC., a Delaware corporation (the "Borrower"), WINK DAVIS EQUIPMENT CO., INC., a Georgia corporation ("WD"), TODD MOTION CONTROLS, INC., a North Carolina corporation ("TMC") and BANK OF AMERICA, N.A. d/b/a NATIONSBANK, N.A., successor to NATIONSBANK, N.A., a national banking association (the "Lender");


                              W I T N E S S E T H:

         WHEREAS, pursuant to the $37,000,000 Amended and Restated Loan Agreement dated as of July 31, 1997 between Borrower and Lender, as amended by 1998 First Amendment Agreement thereto dated as of February 6, 1998, 1998 Second Amendment Agreement dated as of December 30, 1998, 1999 First Amendment Agreement thereto dated as of May 17, 1999, 1999 Second Amendment Agreement thereto dated as of August 27, 1999, and 1999 Third Amendment Agreement thereto dated as of September 27, 1999, among the Borrower, WD, TMC and the Lender (collectively the "Loan Agreement"), arrangements were made for the extension by the Lender to the Borrower of credit on the terms and conditions set forth in such Loan Agreement;

         WHEREAS, under the Loan Agreement, the Borrower obtained a Credit Facility in the maximum aggregate principal amount at any time outstanding of up to $37,000,000, of which (i) up to $30,000,000 may be allocated under a "Letter of Credit Facility" for the issuance of documentary Letters of Credit to support the Borrower's purchase and importing of (x) presold textile machinery in the ordinary course of its business and (y) in certain cases, equipment to be held as inventory for sale and, within such $30,000,000, up to $8,500,000, as temporarily increased to $11,500,000, may be allocated to borrowings for the Borrower's short term operating needs under a Revolving Line of Credit, and up to $500,000 may be allocated for the issuance of Standby Letters of Credit, as provided in such Loan Agreement, and (ii) up to $7,000,000, as subsequently increased to $8,050,000 by Note Modification Agreement dated February 6, 1998, may be allocated as a term loan, all upon the terms and conditions provided in the Loan Agreement;

         WHEREAS, under the Loan Agreement, the Borrower has issued to the Lender its Amended and Restated Revolving Credit Note dated July 31, 1997 in the principal amount of $8,500,000 (the "Revolving Credit Note"), as modified by Note Modification Agreement dated August 27, 1999 and Note Modification Agreement dated September 27, 1999;

         WHEREAS, under the Loan Agreement, the Borrower has issued to the Lender its Term Note dated July 31, 1997 in the original principal amount of $7,000,000, as subsequently increased to $8,050,000 by Note Modification Agreement dated February 6, 1998 (the "Term Note");

         WHEREAS, collateral for the indebtedness and obligations of the Borrower in respect of the Loan Agreement, the Revolving Credit Note and the Letter of Credit Facility is provided under the Amended and Restated Security Agreement dated July 31, 1997 between the Borrower, WD and the Lender and a Security Agreement dated as of February 6, 1998 between TMC and the Lender (collectively, the "Security Agreement");

         WHEREAS, the Borrower has requested that the Lender agree to certain modifications to the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions herein set forth, it is hereby agreed as follows:

         1. Terms. All terms used herein without definition, unless the context clearly requires otherwise, shall have the meanings provided therefor in the Loan Agreement.

         2. Amendment to Loan Agreement.

                  (A) Section 8.2 is hereby amended to add the following sentence immediately following the last sentence thereof:

                           "Notwithstanding the foregoing, the ratio of (x) Indebtedness for Money Borrowed of the Borrower and Subsidiaries, all determined on a consolidated basis to (y) EBITDA shall not exceed 5.5 to 1.0 for the measuring date June 30, 1999."

                  (B) Section 8.5 is hereby amended to add the following sentence:

                           "Notwithstanding the foregoing, for the Four-Quarter Period of the Borrower ended June 30, 1999, the Consolidated Fixed Charge Ratio shall not be less than .7 to 1.0. In calculating compliance with this Section for such Four-Quarter Period, there shall be excluded from the calculation the charge of $2,045,236 incurred during such Four-Quarter Period for upfitting of new locations."

         3. Representations and Warranties. Each of the Borrower, WD and TMC hereby jointly and severally represents and warrants that:

                  (A) The representations and warranties contained in Article V of the Loan Agreement are hereby made by the Borrower on and as of the date hereof except the representations of Sections 5.3 and 5.4 shall refer to the most recent financial statements delivered under Section
         7.1 of the Loan Agreement.

                  (B) There has been no material change, and there exists no known prospective change, in the condition, financial or otherwise, of the Borrower, WD or TMC since the date of the most recent financial reports received by the Lender, other than changes in the ordinary course of business, none of which has been a materially adverse change;

                  (C) The business and properties of the Borrower, WD or TMC are not, and since the date of the most recent financial reports thereof received by Lender have not, been materially adversely affected as the result of any fire, explosion, earthquake, chemical spill, accident, strike, lockout, combination of workmen, flood, embargo, riot, or cancellation or loss of any major contracts;

                  (D) No event has occurred and no condition exists which, either prior to or upon the consummation of the transactions contemplated hereby, constitutes an Event of Default under the Loan Agreement, either immediately or with the lapse of time or the giving of notice, or both;

                  (E) The property which is collateral for the indebtedness of the Borrower, WD or TMC to the Lender under the Security Agreement and other collateral documents of the Borrower, WD or TMC in favor of the Lender are subject to no liens or encumbrances except Permitted Liens;

                  (F) The execution, delivery and performance by the Borrower, WD or TMC of its obligations under this Amendment Agreement will not cause a violation or default under any indenture, loan agreement, or other agreement of, or applicable to, the Borrower, WD or TMC; and

                  (G) Each of the Borrower, WD and TMC has the requisite corporate power and authority to execute, deliver and perform this Amendment Agreement; each of such documents has been duly authorized, executed and delivered; and each of such documents constitutes a valid, binding and enforceable instrument, obligation or agreement of the Borrower, WD or TMC, in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally.

         4. Effectiveness of Documents. The terms and conditions hereof shall not be effective until each of the following are delivered to the Lender:

                  (A) Amendment Agreement. Three (3) fully executed originals of this Amendment Agreement.

                  (B) Other Documents, Etc. Such other documents, instruments and certificates as the Lender may reasonably request.

         5. Miscellaneous.

                  (A) This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties, or commitments, express or implied, have been made by any other party to the other regarding the subject matter hereof. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled, orally or otherwise, except in a writing, signed by the party to be charged therewith, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof, unless expressly so stated.

                  (B) Except as hereby specifically amended, modified, or supplemented, the Loan Agreement, the Loan Documents and all other agreements, documents, and instruments related thereto are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                  (C) This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

                  (D) This Amendment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  (E) Upon request of the Lender, each of the parties hereto will duly execute and deliver or cause to be duly executed and delivered to the Lender such further instruments and do and cause to be done such further acts that may be reasonably necessary or proper in the opinion of the Lender to carry out more effectively the provisions and purposes hereof, including documents deemed necessary by the Lender to more fully evidence the obligations of Borrower, TMC or WD to Lender and protect and perfect the collateral therefor.

                  (F) The Borrower agrees to pay all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of the documents executed in connection with this Amendment Agreement, including without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender.

                  (G) Each of WD and TMC (collectively the "Guarantors") as guarantors under, in the case of WD, a Guaranty Agreement dated July 31, 1997 from the WD in favor of the Lender and, in the case of TMC, a Guaranty Agreement dated February 6,

         1998, of TMC in favor of the Lender, hereby joins in this Amendment Agreement to join in the terms hereof and evidence its consent to the terms and conditions hereof.


                      [Signatures appear on following page]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date hereof by the Company and the Lender.

ATTEST:                                     SPEIZMAN INDUSTRIES, INC.


/s/ James H. McCorkle, III                  By: /s/ Robert S. Speizman
-----------------------------                  ---------------------------------
Secretary                                   Name: Robert S. Speizman
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------



ATTEST:                                     WINK DAVIS EQUIPMENT CO., INC.

/s/ Dana G. Russell                         By: /s/ James H. McCorkle, III
-----------------------------                  ---------------------------------
Assistant Secretary                         Name: James H. McCorkle, III
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------




ATTEST:                                     TODD MOTION CONTROLS, INC.


/s/ James H. McCorkle, III                  By: /s/ Robert S. Speizman
-----------------------------                  ---------------------------------
Secretary                                   Name: Robert S. Speizman
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                            BANK OF AMERICA, N.A.
                                            d/b/a NATIONSBANK, N.A.
                                            successor to NATIONSBANK, N.A.


                                            By: /s/ E. Phifer Helms
                                               ---------------------------------
                                            Name: E. Phifer Helms
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------